Federated Hermes U.S. SMID Fund
Portfolio of Investments
September 30, 2024 (unaudited)
Shares			Value
		COMMON STOCKS—100.0%
		Consumer Discretionary—6.9%
931		Brunswick Corp.	$ 78,036
1,654		LKQ Corp.	66,028
11	[1]	NVR, Inc.	107,930
880		Service Corp. International	69,458
		TOTAL	321,452
		Energy—2.0%
3,055		Championx Corp.	92,108
		Financials—14.8%
355		Assurant, Inc.	70,595
2,058		Community Financial System, Inc.	119,508
1,954		Lazard, Inc., Class A	98,443
637	[1]	Palomar Holdings, Inc.	60,305
547		Reinsurance Group of America, Inc.	119,175
582	[1]	WEX, Inc.	122,063
889		Wintrust Financial Corp.	96,483
		TOTAL	686,572
		Health Care—13.3%
948	[1]	AMN Healthcare Services, Inc.	40,186
1,159	[1]	Azenta, Inc.	56,142
350	[1]	Bio-Rad Laboratories, Inc., Class A	117,103
692	[1]	ICU Medical, Inc.	126,096
716	[1]	Lantheus Holdings, Inc.	78,581
561		Revvity, Inc.	71,668
304		STERIS PLC	73,732
1,341	[1]	Vericel Corp	56,657
		TOTAL	620,165
		Industrials—26.1%
536	[1]	Axon Enterprise, Inc.	214,186
640	[1]	Chart Industries, Inc.	79,450
278	[1]	Clean Harbors, Inc.	67,195
524		Equifax, Inc.	153,983
653		ESCO Technologies, Inc.	84,224
628		Fortune Brands Innovations, Inc.	56,225
259	[1]	FTI Consulting, Inc.	58,938
792		Maximus, Inc.	73,783
1,492		nVent Electric PLC	104,828
259		Simpson Manufacturing Co., Inc.	49,539
935		Smith (A.O.) Corp.	83,991
588		Timken Co.	49,562
694	[1]	Trex Co., Inc.	46,206
519		Woodward, Inc.	89,014
		TOTAL	1,211,124
		Information Technology—24.7%
1,020	[1]	Altair Engineering, Inc.	97,420
1,854		Cognex Corp.	75,087
1,120	[1]	Descartes Systems Group, Inc.	115,315
31	[1]	Fair Isaac & Co., Inc.	60,249

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
166	[1]	Gartner, Inc., Class A	$ 84,122
558	[1]	Guidewire Software, Inc.	102,080
292		Littelfuse, Inc.	77,453
1,297		Power Integrations, Inc.	83,164
713	[1]	PTC, Inc.	128,811
786	[1]	Silicon Laboratories, Inc.	90,838
646		Teradyne, Inc.	86,519
250	[1]	Tyler Technologies, Inc.	145,930
		TOTAL	1,146,988
		Materials—8.5%
618		Aptargroup, Inc.	98,998
485		Eagle Materials, Inc.	139,510
124		Martin Marietta Materials, Inc.	66,743
730		RPM International, Inc.	88,330
		TOTAL	393,581
		Real Estate—2.4%
7,014		Retail Opportunity Investments Corp.	110,330
		Utilities—1.3%
2,252		Boralex, Inc., Class A	59,911
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $3,086,330)	4,642,231
		OTHER ASSETS AND LIABILITIES - NET—(0.0%)[2]	(2,288)
		TOTAL NET ASSETS—100%	$4,639,943

1	Non-income-producing security.
2	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2024.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.

The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of September 30, 2024, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.